Exhibit 10.4

AMENDMENT NUMBER THREE

to the

Master Repurchase Agreement

dated as of June 27, 2014

by and between

PARLEX 7 FINCO, LLC,

and

METROPOLITAN LIFE INSURANCE COMPANY

This AMENDMENT NUMBER THREE to the Master Repurchase Agreement (this “Amendment”) is made as of this 21st day of April, 2017, by and between PARLEX 7 FINCO, LLC (“Seller”) and METROPOLITAN LIFE INSURANCE COMPANY (“Buyer”), to that certain Master Repurchase Agreement, dated as of June 27, 2014, by and between Seller and Buyer, as amended by that certain Amendment Number One, dated as of February 24, 2015, by and between Seller and Buyer and that certain Amendment Number Two, dated as of April 22, 2016, by and between Seller and Buyer (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”).

WHEREAS, Seller and Buyer have agreed to amend the Repurchase Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. The Repurchase Agreement is hereby amended as follows:

1.1.	The definition of “Initial Facility Termination Date” in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

“‘Initial Facility Termination Date’ shall mean April 22, 2018.”

1.2.	Section 10(b)(xxii) of the Repurchase Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(xxii) Prohibited Person. Neither Seller, Guarantor, Pledgor or any Originator is a Prohibited Person. In addition, (a) none of the funds or other assets of Seller, Guarantor, Pledgor or any Originator constitute property of, or are beneficially owned, directly or indirectly, by a Prohibited Person with the result that (i) the investment in, or the transaction of business with, Seller, Guarantor, Pledgor or any Originator, as applicable (whether directly or indirectly), is prohibited by law or (ii) the entering into this Agreement by Buyer is in violation of law in any material respect; (b) no Prohibited Person has any interest of any nature whatsoever in Seller, Guarantor, Pledgor or any Originator, as applicable, with the result that (i) the investment in, or the transaction of business with, Seller, Guarantor, Pledgor or any Originator, as applicable (whether directly or indirectly), is prohibited by law or (ii) the entering into this Agreement is in violation of law in an material respect; (c) none of the funds of Seller, Guarantor, Pledgor or any Originator, as applicable, have been derived from any unlawful activity with the result that (i) the investment in, or the transaction of business with, Seller, Guarantor, Pledgor or any Originator, as applicable (whether directly or indirectly), is prohibited by law or (ii) the entering into this Agreement is in violation of law in any material respect; (d) none of Seller, Guarantor, Pledgor or any Originator has conducted or will knowingly conduct any business or has engaged or will engage in any transaction dealing with any Prohibited Person; and (e) none of Seller, Guarantor, Pledgor or any Originator is a Prohibited Person or has been convicted of a felony or a crime which if prosecuted under the laws of the United States of America would be a felony.”

1.3.	Exhibit VI of the Repurchase Agreement is hereby amended by deleting paragraph 55. therein and replacing it with the following:

“55. No Prohibited Persons. As of the Purchase Date, and as of the date of effectuation of any transfers expressly consented to or approved by Seller, or with respect to which Seller has been provided notice, pursuant to the Purchased Asset Documents, (a) none of the funds or other assets of the related Mortgagor, borrower, any guarantor or any other obligor with respect to such Purchased Asset shall constitute property of, or shall be, directly or indirectly controlled, or beneficially owned, directly or indirectly, by, any Prohibited Person, with the result that transacting business with such Mortgagor, borrower, any guarantor or any such other obligor, as applicable, would be prohibited or the Purchased Asset made by the applicable Mortgagee with respect thereto is or would be in violation of law; (b) no Prohibited Person shall have any interest or control of any nature whatsoever in any Mortgagor, borrower, any guarantor or any other obligor with respect to such Purchased Asset, as applicable, with the result that transacting business with such Mortgagor, borrower, any guarantor or any such other obligor, as applicable, would be prohibited or the Purchased Asset is or would be in violation of law; and (c) none of the funds of Mortgagor, borrower, any guarantor or any other obligor with respect to such Purchased Asset, as applicable, shall be derived from any unlawful activity with the result that transacting business with such Mortgagor, borrower, any guarantor or any such other obligor, as applicable, would be prohibited or the Purchased Asset is or would be in violation of law. No tenant at the Mortgaged Property relating to the Purchased Asset is a Prohibited Person.”

1.4.	Exhibit VII of the Repurchase Agreement is hereby amended by deleting paragraph 57. therein and replacing it with the following:

“57. No Prohibited Persons. As of the Purchase Date, and as of the date of effectuation of any transfers expressly consented to or approved by Seller, with respect to which Seller has been provided notice, pursuant to the Purchased Asset Documents, (a) none of the funds or other assets of the related Mortgagor, borrower, any guarantor or any other obligor with respect to the related Whole Loan shall constitute property of, or shall be, directly or indirectly controlled, or beneficially owned, directly or indirectly, by, any Prohibited Person, with the result that transacting business with such Mortgagor, borrower, any guarantor or any such other obligor, as applicable, would be prohibited or the related Whole Loan made by the applicable Mortgagee with respect thereto is or would be in violation of law; (b) no Prohibited Person shall have any interest or control of any nature whatsoever in any Mortgagor, borrower, any guarantor or any other obligor with respect to the related Whole Loan, as applicable, with the result that transacting business with such Mortgagor, borrower, any guarantor or any such other obligor, as applicable, would be prohibited or the related Whole Loan is or would be in violation of law; and (c) none of the funds of Mortgagor, borrower, any guarantor or any other obligor with respect to the related Whole Loan, as applicable, shall be derived from any unlawful activity with the result that transacting business with such Mortgagor, borrower, any guarantor or any other obligor such, as applicable, would be prohibited or the related Whole Loan is or would be in violation of law. No tenant at the Mortgaged Property relating to the related Whole Loan is a Prohibited Person.”

1.5.	Exhibit VIII of the Repurchase Agreement is hereby amended by deleting paragraph 59. therein and replacing it with the following:

“59. No Prohibited Persons. As of the Purchase Date, and as of the date of effectuation of any transfers expressly consented to or approved by Seller, with respect to which Seller has been provided notice, pursuant to the Purchased Asset Documents, (a) none of the funds or other assets of the related Mezzanine Borrower, the related Mortgagor, any guarantor or any other obligor with respect to the Mezzanine Loan or the related Whole Loan shall constitute property of, or shall be, directly or indirectly controlled, or beneficially owned, directly or indirectly, by, any Prohibited Person, with the result that transacting business with such Mezzanine Borrower, the related Mortgagor, any guarantor or any other obligor with respect to the Mezzanine Loan or the related Whole Loan, as applicable, would be prohibited or the Mezzanine Loan or the related Whole Loan made by the applicable Mortgagee with respect thereto is or would be in violation of law; (b) no Prohibited Person shall have any interest or control of any nature whatsoever in any Mezzanine Borrower, Mortgagor, any guarantor or any other obligor with respect to the Mezzanine Loan or the related Whole Loan, as applicable, with the result that transacting business with such Mezzanine Borrower, Mortgagor, any guarantor or any such other obligor, as applicable, would be prohibited or the Mezzanine Loan or the related Whole Loan is or would be in violation of law; and (c) none of the funds of Mezzanine Borrower, Mortgagor, any guarantor or any other obligor with respect to the Mezzanine Loan or the related Whole Loan, as applicable, shall be derived from any unlawful activity with the result that transacting business with such Mezzanine Borrower, Mortgagor, any guarantor or any such other obligor, as applicable, would be prohibited or the Mezzanine Loan or the related Whole Loan is or would be in violation of law. No tenant at the Mortgaged Property relating to the related Whole Loan is a Prohibited Person.”

SECTION 2. Conditions Precedent. This Amendment shall not be effective until Buyer shall have received from Seller the payment of the Commitment Fee due on the date hereof in connection with the amendment to the definition of “Initial Facility Termination Date” set forth herein.

SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all fees and out of pocket expenses incurred by Buyer in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of legal counsel to Buyer incurred in connection with this Amendment, in accordance with Section 30(d) of the Repurchase Agreement.

SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Repurchase Agreement.

SECTION 5. Guarantor Ratification. Blackstone Mortgage Trust, Inc., a Maryland corporation (the “Guarantor”) hereby ratifies and confirms that the Guaranty, dated as of June 27, 2014, made by Guarantor in favor of Buyer, continues in full force and effect and unmodified and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment or otherwise, and Guarantor hereby consents, acknowledges and agrees to this Amendment and waives any common law, equitable or statutory rights that it might otherwise have as a result of or in connection with this Amendment.

SECTION 6. Limited Effect. Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.

SECTION 7. Representations and Warranties. Seller hereby represents and warrants to Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 8. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall be applicable).

SECTION 9. Headings. The section headings used in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

SECTION 10. Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Seller and Buyer have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date hereof.

SELLER:

PARLEX 7 FINCO, LLC

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

BUYER:

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Jiawei Ding
Name: Jiawei Ding
Title: Director

Agreed to, accepted and ratified by:

BLACKSTONE MORTGAGE TRUST, INC.,

a Maryland corporation, as Guarantor

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

6